                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2000


                               AMB PROPERTY, L.P.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                          001-14245                      94-3285362
 -------------------------------      ------------------------        ----------------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)

                     Pier 1, Bay 1, San Francisco, CA 94111
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

             505 Montgomery Street, San Francisco, California 94111
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

             We hereby amend Item 7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 2000 to file audited financial statements and unaudited pro forma financial information related to certain real estate acquisitions made by us during 2000.

FORWARD LOOKING STATEMENTS

             Some of the information included in this report contains forward-looking statements, such as statements pertaining to the acquisition of the Beacon Centre and our intended use of proceeds. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements:

        (i) Combined Statements of Revenues and Certain Expenses for the J.A. Green Portfolio in connection with the acquisition of the JFK Air Cargo Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      J.A. Green Portfolio for the period from January 1, 2000 to May 30, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the J.A. Green Portfolio for the period from January 1, 2000 to May 30, 2000 (unaudited) and for the year ended December 31, 1999.

        (ii) Combined Statements of Revenues and Certain Expenses for the Magnum Realty Corp. Portfolio in connection with the acquisition of the JFK Air Cargo Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      Magnum Realty Corp. Portfolio for the period from January 1, 2000 to May 31, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the Magnum Realty Corp. Portfolio for the period from January 1, 2000 to May 31, 2000 (unaudited) and for the year ended December 31, 1999.

        (iii) Combined Statements of Revenues and Certain Expenses for the Beacon Centre Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      Beacon Centre Portfolio for the period from January 1, 2000 to August 30, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the Beacon Centre Portfolio for the period from January 1, 2000 to August 30, 2000 (unaudited) and for the year ended December 31, 1999.

        (iv) Combined Statements of Revenues and Certain Expenses for the AFCO Portfolio in connection with the acquisition of the AFCO Air Cargo Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      AFCO Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the AFCO Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999.

        (v) Combined Statements of Revenues and Certain Expenses for the AFCO Investors Portfolio in connection with the acquisition of the AFCO Air Cargo Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      AFCO Investors Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the AFCO Investors Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999.

        (vi) Combined Statements of Revenues and Certain Expenses for the AFCO Cargo I Associates L.P. Portfolio in connection with the acquisition of the AFCO Air Cargo Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      AFCO Cargo I Associates L.P. Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the AFCO Cargo I Associates L.P. Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999.

        (vii) Combined Statements of Revenues and Certain Expenses for the West Pac Portfolio in connection with the acquisition of the AFCO Air Cargo Portfolio

                 - Report of Independent Public Accountants

                 - Combined Statements of Revenues and Certain Expenses for the
                      West Pac Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999

                 - Notes to Combined Statements of Revenues and Certain Expenses
                      for the West Pac Portfolio for the period from January 1, 2000 to October 31, 2000 (unaudited) and for the year ended December 31, 1999.


(b)     Pro Forma Financial Information for AMB Property, L.P.
        (Unaudited):

        -  Pro Forma Condensed Consolidated Balance Sheet as of September 30,
           2000

        - Notes and adjustments to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000

        - Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2000

        - Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2000

        - Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999

        - Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

        We have audited the accompanying combined statement of revenues and certain expenses of the J.A. Green Portfolio (as defined in Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of J.A. Green Development Corp. Our responsibility is to express an opinion on this combined financial statement based on our audit.


        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the J.A. Green Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the J.A. Green Portfolio.


        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the J.A. Green Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.




                                        ARTHUR ANDERSEN LLP
San Francisco, California
April 7, 2000

                              J.A. GREEN PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
             PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                      For the
                                                      For the           five
                                                     year ended        months
                                                      December        ended May
                                                      31, 1999        31, 2000
                                                     ----------      -----------
                                                                     (unaudited)
REVENUES
          Rental revenues                             $  8,733        $  3,643
          Other income                                       9              --
                                                      --------        --------
                                                         8,742           2,848

CERTAIN EXPENSES
          Property operating expenses                    1,916             909
          Real estate taxes                              1,822             648
                                                      --------        --------
                                                         3,737           1,557
                                                      --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                $  5,005        $  2,086
                                                      ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                              J.A. GREEN PORTFOLIO
                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED

         The accompanying combined statements of revenues and certain expenses include the operations of the J.A. Green Portfolio (the "Portfolio") (see "Basis of Presentation" below). AMB Property, L.P. (the "Company") acquired the Portfolio from an unrelated party on June 1, 2000 for a purchase price of approximately $85,902 (unaudited). The Portfolio includes 25 industrial buildings located in Queens, New York and aggregates approximately 0.9 million square feet (unaudited)

BASIS OF PRESENTATION

        The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying combined statements of revenues and certain expense exclude expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to May 31, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:


          YEAR                                                         AMOUNT
          ----                                                        -------
          2000 ........................................               $ 7,909
          2001 ........................................                 6,896
          2002 ........................................                 5,850
          2003 ........................................                 4,637
          2004 ........................................                 4,022
          Thereafter ..................................                 7,277
                                                                      -------
                  Total ...............................               $36,591
                                                                      =======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $505 and $242 for the year ended December 31, 1999 and for the five months ended May 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

        We have audited the accompanying combined statement of revenues and certain expenses of the Magnum Realty Corp. Portfolio (as defined in Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of Magnum Realty Corp. Our responsibility is to express an opinion on this combined financial statement based on our audit.


        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Magnum Realty Corp. Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Magnum Realty Corp. Portfolio.


        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Magnum Realty Corp. Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP
San Francisco, California
April 7, 2000

                          MAGNUM REALTY CORP. PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
             PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                      For the
                                                      For the           five
                                                     year ended        months
                                                      December        ended May
                                                      31, 1999        31, 2000
                                                     -----------     -----------
                                                                     (unaudited)
REVENUES
          Rental revenues                             $  1,470        $    628
          Other income                                      35              --
                                                      --------        --------
                                                         1,505             628

CERTAIN EXPENSES
          Property operating expenses                      379             166
          Real estate taxes                                372             147
                                                      --------        --------
                                                           751             313
                                                      --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                $    754        $    315
                                                      ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                          MAGNUM REALTY CORP. PORTFOLIO
                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED

         The accompanying combined statements of revenues and certain expenses include the operations of the Magnum Realty Corp. Portfolio (the "Portfolio") (see "Basis of Presentation" below). AMB Property, L.P. (the "Company") acquired the Portfolio from an unrelated third party on June 1, 2000 for an initial purchase price of approximately $12,948 (unaudited). The Portfolio includes 4 industrial buildings and 3 parking lots located in Queens, New York and aggregates approximately 0.2 million square feet (unaudited).

BASIS OF PRESENTATION

        The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying combined financial statements of revenues and certain expenses exclude expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to May 31, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.  LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:

          YEAR                                                     AMOUNT
          ----                                                     ------
          2000 .........................................           $1,240
          2001 .........................................            1,148
          2002 .........................................              968
          2003 .........................................              834
          2004 .........................................              657
          Thereafter ...................................              614
                                                                   ------
                  Total ................................           $5,461
                                                                   ======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $35 and $15 for the year ended December 31, 1999 and for the five months ended May 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:


        We have audited the accompanying combined statement of revenues and certain expenses of the Beacon Centre Portfolio (as defined in Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of the Beacon Centre Portfolio. Our responsibility is to express an opinion on this combined financial statement based on our audit.


        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Beacon Centre Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Beacon Centre Portfolio.


        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Beacon Centre Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                        ARTHUR ANDERSEN LLP

San Francisco, California
June 30, 2000

                             BEACON CENTRE PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
           PERIOD FROM JANUARY 1, 2000 TO AUGUST 30, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                       For the
                                                                        eight
                                                      For the           months
                                                     year ended         ended
                                                      December       August 30,
                                                      31, 1999          2000
                                                     ----------      -----------
                                                                     (unaudited)
REVENUES
          Rental revenues                             $ 21,574        $ 13,894
          Other income                                      39              11
                                                      --------        --------
                                                        21,613          13,905

CERTAIN EXPENSES
          Property operating expenses                    4,456           3,040
          Real estate taxes                              2,600           1,806
                                                      --------        --------
                                                         7,056           4,846
                                                      --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                $ 14,557        $  9,059
                                                      ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                             BEACON CENTRE PORTFOLIO
                         NOTES TO STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED

        The accompanying statements of revenues and certain expenses include the operations of the Beacon Centre Portfolio (the "Portfolio"). AMB Property, L.P. (the "Company") acquired the Portfolio from an unrelated party on September 1, 2000 for a purchase price of approximately $160,600 (unaudited), which includes the assumption of the mortgage payable (see Note 3). The Portfolio is located in Miami, Florida, consists of 28 industrial buildings and aggregates approximately
2.3 million square feet (unaudited).

BASIS OF PRESENTATION

        The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to August 30, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statement of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:

          YEAR                                                    AMOUNT
          ----                                                   -------
          1999 ........................................          $17,410
          2000 ........................................           17,150
          2001 ........................................           14,182
          2002 ........................................           10,992
          2003 ........................................            7,242
          Thereafter ..................................           15,281
                                                                 -------
                  Total ...............................          $82,257
                                                                 =======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $2,244 and $1,643 for the year ended December 31, 1999 and for the period from January 1, 2000 to August 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

3.      MORTGAGE PAYABLE

In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $73,806 as of December 31, 1999. The mortgages payable require monthly principal and interest payments and is secured by the deed of trust on the Portfolio properties. The mortgages payable bear interest at 8.59% and is due in August 2010. The mortgages payable have various financial and non-financial covenants.

        The scheduled maturities of the mortgage payable as of December 31, 1999 are as follows:


          YEAR                                                    AMOUNT
          ----                                                   -------
          2000 ........................................          $ 1,558
          2001 ........................................            1,697
          2002 ........................................            1,848
          2003 ........................................            2,014
          2004 ........................................            2,194
          Thereafter ..................................           64,495
                                                                 -------
                  Total ...............................          $73,806
                                                                 =======

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

        We have audited the accompanying combined statement of revenues and certain expenses of the AFCO Portfolio (as defined in Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of AFCO. Our responsibility is to express an opinion on this combined financial statement based on our audit.


        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the AFCO Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the AFCO Portfolio.


        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the AFCO Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP
San Francisco, California
March 24, 2000

                                 AFCO PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
           PERIOD FROM JANUARY 1, 2000 TO OCTOBER 31, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                        For the
                                                                          ten
                                                        For the          months
                                                       year ended        ended
                                                        December       October 31,
                                                        31, 1999          2000
                                                       ----------      -----------
                                                                       (unaudited)
REVENUES
          Rental revenues                               $  2,362        $  2,123
          Other income                                       256             213
                                                        --------        --------
                                                           2,618           2,336

CERTAIN EXPENSES
          Property operating expenses                        528             440
          Real estate taxes                                  321             268
                                                        --------        --------
                                                             849             708
                                                        --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                  $  1,769        $  1,628
                                                        ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                                 AFCO PORTFOLIO
                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED

         The accompanying combined statements of revenues and certain expenses include the operations of the AFCO Portfolio (the Portfolio) (see "Basis of Presentation" below). AMB Property, L.P. (the Company) acquired the
Portfolio from an unrelated third party on November 1, 2000 for an initial purchase price of approximately $15,000 (unaudited). The Portfolio includes 3 industrial buildings and three parking lots located in Albany, New York and Jacksonville, Florida and aggregates approximately 0.2 million square feet (unaudited).

BASIS OF PRESENTATION

         The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying combined financial statements of revenues and certain expenses exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to October 31, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:

          YEAR                                                      AMOUNT
          ----                                                     -------
          2000 ..........................................            2,614
          2001 ..........................................            2,503
          2002 ..........................................            1,904
          2003 ..........................................            1,862
          2004 ..........................................            1,745
          Thereafter ....................................           17,224
                                                                   -------
                  Total .................................           27,852
                                                                   =======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $192 and $160 for the year ended December 31, 1999 and for the ten months ended October 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

3.      MORTGAGES PAYABLE

        In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $13,070 as of December 31, 1999. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear fixed interest at rates ranging from 6.00% to 7.22% and are due between 2022 and 2023. The mortgages payable have various financial and non-financial covenants. The weighted average fixed interest rate on secured debt at December 31, 1999 was 6.92%.


The scheduled maturities of the mortgages payable as of December 31, 1999 are as follows:

          YEAR                                                    AMOUNT
          ----                                                   -------
          2000 ........................................          $   160
          2001 ........................................              225
          2002 ........................................              235
          2003 ........................................              250
          2004 ........................................              265
          Thereafter ..................................           11,935
                                                                 -------
                  Total ...............................          $13,070
                                                                 =======

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

        We have audited the accompanying combined statement of revenues and certain expenses of the AFCO Investors Portfolio (as defined in Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of AFCO Investors, LLC. Our responsibility is to express an opinion on this combined financial statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the AFCO Investors Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the AFCO Investors Portfolio.

        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the AFCO Investors Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP
San Francisco, California
March 24, 2000

                            AFCO INVESTORS PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
           PERIOD FROM JANUARY 1, 2000 TO OCTOBER 31, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                        For the
                                                        For the        ten months
                                                       year ended         ended
                                                        December       October 31,
                                                        31, 1999          2000
                                                       ----------      -----------
                                                                       (unaudited)
REVENUES
          Rental revenues                               $    953        $  1,207
          Other income                                        72              83
                                                        --------        --------
                                                           1,025           1,290

CERTAIN EXPENSES
          Property operating expenses                        269             224
          Real estate taxes                                   46              38
                                                        --------        --------
                                                             315             262
                                                        --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                  $    710        $  1,028
                                                        ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                            AFCO INVESTORS PORTFOLIO
                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED

        The accompanying combined statements of revenues and certain expenses include the operations of the AFCO Investors Portfolio (the Portfolio) (see "Basis of Presentation" below). AMB Property, L.P. (the Company) acquired the Portfolio from an unrelated third party on November 1, 2000 for an initial purchase price of approximately $12,500 (unaudited). The Portfolio includes 2 industrial buildings aggregating approximately 0.1 million square feet (unaudited).

BASIS OF PRESENTATION

        The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying combined financial statements of revenues and certain expenses exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to October 31, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:

          YEAR                                                     AMOUNT
          ----                                                     ------
          2000 ............................................         1,036
          2001 ............................................           754
          2002 ............................................           697
          2003 ............................................           469
          2004 ............................................           435
          Thereafter ......................................           704
                                                                   ------
                  Total ...................................         4,095
                                                                   ======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $99 and $83 for the year ended December 31, 1999 and for the ten months ended October 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

3.      MORTGAGES PAYABLE

        In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $8,911 as of December 31, 1999. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear interest at fixed rates ranging from 6.30% to 8.68% and are due between 2004 and 2022. The mortgages payable have various financial and non-financial covenants. The weighted average fixed interest rate on the mortgages payable at December 31, 1999 was 6.81%.

The scheduled maturities of the mortgages payable as of December 31, 1999 are as follows:

          YEAR                                                    AMOUNT
          ----                                                    ------
          2000 .........................................          $  187
          2001 .........................................             200
          2002 .........................................             194
          2003 .........................................             208
          2004 .........................................             233
          Thereafter ...................................           7,889
                                                                  ------
                  Total ................................          $8,911
                                                                  ======

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

        We have audited the accompanying combined statement of revenues and certain expenses of the AFCO Cargo I Associates, L.P. Portfolio (as defined in
Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of AFCO Cargo I Associates, L.P. Our responsibility is to express an opinion on this combined financial statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the AFCO Cargo I Associates L.P. Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the AFCO Cargo I Associates L.P. Portfolio.

        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the AFCO Cargo I Associates L.P. Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP
San Francisco, California
March 24, 2000

                     AFCO CARGO I ASSOCIATES L.P. PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
           PERIOD FROM JANUARY 1, 2000 TO OCTOBER 31, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                         For the
                                                        For the        ten months
                                                       year ended         ended
                                                        December       October 31,
                                                        31, 1999          2000
                                                       ----------      -----------
                                                                       (unaudited)
REVENUES
          Rental revenues                               $  9,270        $  8,330
          Other income                                       183             123
                                                        --------        --------
                                                           9,453           8,453

CERTAIN EXPENSES
          Property operating expenses                      4,076           3,803
          Real estate taxes                                  124             103
                                                        --------        --------
                                                           4,200           3,906
                                                        --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                  $  5,253        $  4,547
                                                        ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                        AFCO CARGO I ASSOCIATES PORTFOLIO
                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED

         The accompanying combined statements of revenues and certain expenses include the operations of the AFCO Cargo I Associates Portfolio (the Portfolio) (see "Basis of Presentation" below). AMB Property, L.P. (the Company) acquired the Portfolio from AFCO Cargo I Associates, L.P. on November 1, 2000 for an initial purchase price of approximately $62,000 (unaudited). The Portfolio includes 8 industrial buildings located in Baltimore, Maryland, Dallas, Texas, Los Angeles, California, and Seattle, Washington and aggregates approximately
0.5 million square feet (unaudited).

BASIS OF PRESENTATION

         The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying combined financial statements of revenues and certain expenses exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to October 31, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:


          YEAR                                                    AMOUNT
          ----                                                    ------
          2000 .........................................           6,903
          2001 .........................................           6,143
          2002 .........................................           5,276
          2003 .........................................           4,817
          2004 .........................................           3,502
          Thereafter ...................................           7,616
                                                                  ------
                  Total ................................          34,257
                                                                  ======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,910 and $1,840 for the year ended December 31, 1999 and for the ten months ended October 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

3.      MORTGAGES PAYABLE

        In connection with the purchase of the Portfolio, the Company assumed certain mortgages payable with an aggregate principal value of $29,133 as of December 31, 1999. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear interest at fixed rates ranging from 7.53% to 12.00% and are due between 2005 and 2022. The mortgages payable have various financial and non-financial covenants state in compliance. The weighted average fixed interest rate on secured debt at December 31, 1999 was 8.54%.

The scheduled maturities of the mortgages payable as of December 31, 1999 are as follows:

          YEAR                                                    AMOUNT
          ----                                                    ------
          2000 .........................................             739
          2001 .........................................             817
          2002 .........................................             888
          2003 .........................................             979
          2004 .........................................           1,068
          Thereafter ...................................          24,642
                                                                  ------
                  Total ................................          29,133
                                                                  ======

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To AMB Property Corporation:

        We have audited the accompanying combined statement of revenues and certain expenses of the West Pac Portfolio (as defined in Note 1) for the year ended December 31, 1999. This combined financial statement is the responsibility of the management of West Pac L.P. Our responsibility is to express an opinion on this combined financial statement based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the West Pac Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the West Pac Portfolio.

        In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the West Pac Portfolio for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP
San Francisco, California
March 24, 2000

                               WEST PAC PORTFOLIO
              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
           PERIOD FROM JANUARY 1, 2000 TO OCTOBER 31, 2000 (UNAUDITED)
                                 (IN THOUSANDS)


                                                                         For the
                                                        For the        ten months
                                                       year ended         ended
                                                        December       October 31,
                                                        31, 1999          2000
                                                       ----------      -----------
                                                                       (unaudited)
REVENUES
          Rental revenues                               $  2,611        $  2,327
          Other income                                        15              20
                                                        --------        --------
                                                           2,626           2,347

CERTAIN EXPENSES
          Property operating expenses                      1,222           1,333
          Real estate taxes                                  265             221
                                                        --------        --------
                                                           1,487           1,554
                                                        --------        --------
REVENUES IN EXCESS OF CERTAIN EXPENSES                  $  1,139        $    793
                                                        ========        ========


                 The accompanying notes are an integral part of
                      these combined financial statements.

                               WEST PAC PORTFOLIO
                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED


         The accompanying combined statements of revenues and certain expenses include the operations of the West Pac Portfolio (the Portfolio) (see "Basis of Presentation" below). AMB Property, L.P. (the Company) acquired the
Portfolio from an unrelated third party on November 1, 2000 for an initial purchase price of approximately $9,870 (unaudited). The Portfolio includes 3 industrial buildings located in Washington, D.C. and aggregates approximately
0.1 million square feet (unaudited).

BASIS OF PRESENTATION

         The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

        The accompanying combined financial statements of revenues and certain expenses exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION

        The statement of revenues and certain expenses for the period from January 1, 2000 to October 31, 2000 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES

        The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.  LEASING ACTIVITY

        Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1999 is as follows:

          YEAR                                                   AMOUNT
          ----                                                   ------
          2000 .........................................         $1,554
          2001 .........................................          1,443
          2002 .........................................            844
          2003 .........................................            800
          2004 .........................................            683
          Thereafter ...................................          2,531
                                                                 ------
                  Total ................................         $7,855
                                                                 ======

        In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $762 and $780 for the year ended December 31, 1999 and for the ten months ended October 31, 2000 (unaudited), respectively. Certain leases contain options to renew.

                               AMB PROPERTY, L.P.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
                                   BACKGROUND

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 has been prepared to reflect the acquisition of the AFCO Air Cargo Portfolio and $75 million unsecured senior notes offering subsequent to September 30, 2000 by AMB Property, L.P., a Delaware limited partnership (the "Operating Partnership") in which AMB Property Corporation (the "Company") is the sole general partner, as if such transaction had occurred on September 30, 2000.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2000 has been prepared to reflect: (i) the incremental effect of the acquisitions of properties by the Operating Partnership in 2000 (the "2000 Acquisitions"), (ii) the sale of Series F, G and H Cumulative Redeemable Preferred Units of AMB Property II, L.P., a subsidiary of the Operating Partnership, the incremental effect of the disposition of properties by the Operating Partnership in 2000 (the "2000 Dispositions") and the $130 million unsecured senior notes offering (the "2000 Notes Offerings") as if such transactions and adjustments had occurred on January 1, 1999 and were carried forward through September 30, 2000.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 has been prepared to reflect:
(i) the incremental effect of the acquisition of properties during 1999 by the Operating Partnership (the "1999 Property Acquisitions"), (ii) the sale of Series D, E, F, G and H Cumulative Redeemable Preferred Units AMB Property II, L.P., and the application of the resulting net proceeds, (iii) the divestiture of certain properties during 1999, (iv) the 2000 Dispositions, (v) the 2000 Property Acquisitions and the 2000 Notes Offerings as if such transactions and adjustments had occurred on January 1, 1999 and were carried forward through December 31, 1999.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Company's and Operating Partnership's Annual Reports on Form 10-K for the year ended December 31, 1999 and Quarterly Reports on Form 10-Q for the quarter ended September 30, 2000. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the above transactions.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                               AMB PROPERTY, L.P.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
               AS OF SEPTEMBER 30, 2000 (UNAUDITED, IN THOUSANDS)


                                                             COMPANY(1)     ACQUISITION(2)     PRO FORMA
                                                            -----------     --------------     -----------
                         ASSETS

Investments in real estate, net ......................      $ 3,854,394       $    99,385      $ 3,953,779
Cash and cash equivalents ............................           18,804                --           18,804
Restricted cash and cash equivalents .................           19,036                --           19,036
Other assets .........................................          210,808               500          211,308
                                                            -----------       -----------      -----------
      Total assets ...................................      $ 4,103,042       $    99,885      $ 4,202,927
                                                            ===========       ===========      ===========
            LIABILITIES AND PARTNERS' CAPITAL

Secured debt .........................................      $   825,477       $    48,400      $   873,877
Unsecured credit facility ............................          233,000           (28,415)         204,585
Unsecured senior debt securities .....................          455,000            75,000          530,000
Other liabilities ....................................          144,104                --          144,104
                                                            -----------       -----------      -----------
      Total liabilities ..............................        1,657,581            94,985        1,752,566
                                                            -----------       -----------      -----------
Minority interests ...................................          496,086             2,550          498,636
                                                            -----------       -----------      -----------
Partners' Capital
  General partner ....................................        1,773,011                --        1,773,011
  Limited partner ....................................          176,364             2,350          178,714
                                                            -----------       -----------      -----------
      Total partners' capital ........................        1,949,375             2,350        1,951,725
                                                            -----------       -----------      -----------
      Total liabilities and partners' capital ........      $ 4,103,042       $    99,885      $ 4,202,927
                                                            ===========       ===========      ===========

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                      CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000

                        (UNAUDITED, DOLLARS IN THOUSANDS)

(1.) Reflects the historical condensed consolidated balance sheet of AMB Property, L.P. (the "Operating Partnership") as of September 30, 2000. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

(2.) Reflects the acquisition of the AFCO Air Cargo Portfolio on November 7, 2000 for approximately $98,900. The purchase consisted of approximately $48,200 in cash, $48,400 of assumed debt and $2,300 of Operating Partnership units. The seller retained an approximate 5% interest in the portfolio. The cash portion of the acquisition price was funded with proceeds from a $75,000 unsecured senior notes offering.

                               AMB PROPERTY, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT UNIT DATA)


                                               OPERATING                                 2000 PROPERTY
                                               PARTNERSHIP(1)  DISPOSITIONS(2)  ACQUISITIONS(3)      OTHER(4)      PRO FORMA
                                               -------------------------------------------------------------------------------
REVENUES
Rental revenues                                $    337,356     $     (8,716)   $     39,788      $         --    $    368,428
Equity in earnings of unconsolidated
  joint venture                                       4,006               --              --                --           4,006
Investment management and other income                3,811            5,036              --                --           8,847
                                               ------------     ------------    ------------      ------------    ------------
                  Total revenues                    345,173           (3,680)         39,788                --         381,281
OPERATING EXPENSES

Property operating expenses
    and real estate taxes                            77,455           (2,662)         14,268                --          89,061
General, administrative and other                    17,322               --              --                --          17,322
Depreciation and amortization                        65,135             (123)          5,558                --          70,570
Interest expense                                     62,906               --              --            18,270          81,176
                                               ------------     ------------    ------------      ------------    ------------
                  Total operating expenses          222,818           (2,285)         19,826            18,270         258,129
                                               ------------     ------------    ------------      ------------    ------------

Income from operations before
    minority interests                              122,355             (895)         19,962           (18,270)        123,152
Minority interests' share of net
    income                                          (22,139)              --              --            (2,724)        (24,863)
                                               ------------     ------------    ------------      ------------    ------------

Net income before gain from divestitures            100,216             (895)         19,962           (20,994)         98,289

Series A preferred unit distributions                (6,375)              --              --                --          (6,375)
Series B preferred unit distributions                (4,206)              --              --                --          (4,206)
                                               ------------     ------------    ------------      ------------    ------------

Net income available to general and limited
  partners before gain from divestitures
  and extraordinary items                      $     89,635     $       (895)   $     19,962      $    (20,994)   $     87,708
                                               ============     ============    ============      ============    ============

Net income available to common unitholders:
  General partner                              $     84,257                                                       $     81,964
  Limited partner                                     5,378                                                              5,744
                                               ------------                                                       ------------
                                               $     89,635                                                       $     87,708
                                               ============                                                       ============

Net income per common unit:
  Basic                                        $       1.00                                                       $       0.98
                                               ============                                                       ============
  Diluted                                      $       1.00                                                       $       0.97
                                               ============                                                       ============

Weighted average common units outstanding:
  Basic                                          89,898,511                                                         89,993,282
                                               ============                                                       ============

  Diluted                                        90,508,007                                                         90,602,778
                                               ============                                                       ============

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

          (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND UNIT DATA)

(1.) Reflects the historical condensed consolidated operations of AMB Property, L.P. (the "Operating Partnership") for the nine months ended September 30, 2000. See the historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. AMB Property Corporation, a Maryland corporation (the "Company") is the sole general partner of the Operating Partnership.


(2.) Reflects the elimination of the historical revenues and expenses for the applicable period related to the 2000 Dispositions. The Operating Partnership disposed of 9 industrial and 1 retail properties during the nine month period ended September 30, 2000 for the total proceeds of $107,900 and a net gain of $6,200. The interest income adjustment relates to the mortgage note receivable of $79,000 from the buyer of one of the properties.


(3.) The following reflects the incremental effects of the 2000 Property Acquisitions during the nine month period ended September 30, 2000 based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership:


                                                                    REAL ESTATE
                                                                     TAXES AND    REVENUES IN
                                                                      PROPERTY     EXCESS OF
                                        ACQUISITION      RENTAL      OPERATING      CERTAIN
                                           DATE         REVENUES      EXPENSES      EXPENSES
                                        -----------     --------    ------------  ------------
J.A. Green Portfolio ...............        6/7/00      $  3,643      $  1,557      $  2,086
Magnum Realty Corp. ................        6/7/00           628           313           315
Beacon Centre ......................        9/1/00        13,905         4,846         9,059
AFCO Portfolio .....................       11/7/00         2,336           708         1,628
AFCO Investors Portfolio ...........       11/7/00         1,290           262         1,028
AFCO Cargo I .......................       11/7/00         8,453         3,906         4,547
West Pac Portfolio .................       11/7/00         2,347         1,554           793
                                                        --------      --------      --------
     Audited total .................                      32,602        13,146        19,456

AMB Meadowlands Industrial Park ....       5/12/00           846            70           776
Gateway 58 .........................       6/23/00           915           172           743
Bennington Corp. Center ............       5/10/00           566            86           480
Van Nuys Distribution ..............       3/17/00            --            --            --
Chartwell Distribution .............        5/4/00           386            64           322
Doolittle Distribution .............        1/7/00            23             4            19
Normandie Industrial ...............       4/25/00           324            47           277
Del Amo Industrial Center ..........       9/29/00         1,530           126         1,404
DFW Airfreight .....................        6/1/00         1,301           339           962
JFK Airport Park ...................       5/12/00           405            89           316
Atlantic Distribution Center .......       9/28/00           558            90           468
Newark Airport I & II ..............        1/7/00            16             3            13
Meadowslands Cross Dock I ..........       3/22/00           138            29           109
Seattle Airport Industrial .........       8/10/00           178             3           175
                                                        --------      --------      --------
                                                        $ 39,788      $ 14,268      $ 25,520
                                                        ========      ========      ========

The Operating Partnership purchased the 2000 Property Acquisitions with proceeds from the sale of Manhattan Village and the issuance of Series F, G and H Cumulative Redeemable Preferred Limited Partnership Units, borrowings on the unsecured credit facility, the $130,000 unsecured senior notes offerings and the assumption of mortgage indebtedness. The adjustments reflect additional interest expense related to borrowings on the unsecured credit facility and assumption of mortgage indebtedness related to the 2000 Property Acquisitions.

The Van Nuys Distribution was vacant upon acquisition and is in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations related to this acquisition.

Also reflects the estimated incremental depreciation and amortization for the 2000 Property Acquisitions based on estimated useful lives of 40 years.

The Operating Partnership acquired their interest in Beacon Centre through a special purpose entity and title of the property is expected to transfer from the special purpose entity to the Operating Partnership before March 27, 2001.

(4.) On September 1, 2000, AMB Property II, L.P., one of the Operating Partnership's subsidiaries, issued and sold 840,000 8.125% Series H Cumulative Redeemable Preferred Limited Partnership Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of issuance and payable quarterly in arrears at a rate per unit equal to $4.0625 per annum. The Series H Preferred Units are redeemable by AMB Property II, L.P. on or after September 1, 2005, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series H Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series H Preferred Stock. The Operating Partnership used the funds to partially repay borrowings under its unsecured credit facility and for general corporate purposes.

On August 29, 2000, AMB Property II, L.P. issued and sold 20,000 7.95% Series G Cumulative Redeemable Preferred Limited Partnership Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of issuance and payable quarterly in arrears at a rate per unit equal to $3.975 per annum. The Series G Preferred Units are redeemable by AMB Property II, L.P. on or after August 29, 2005, subject to certain conditions, on a one-for-one basis, for shares of the Company's Series G Preferred Stock. The Operating Partnership used the funds for general corporate purposes.

On March 22, 2000, AMB Property II, L.P. issued and sold 397,439 7.95% Series F Cumulative Redeemable Preferred Limited Partnership Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of issuance and payable quarterly in arrears at a rate per unit equal to $3.975 per annum. The Series F Preferred Units are redeemable by AMB Property II, L.P. on or after March 22, 2005, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series F Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series F Preferred Stock. The Operating Partnership used the funds to partially repay borrowings under its unsecured credit facility and for general corporate purposes.

The adjustments reflect an adjustment to interest expense related to borrowings on the credit facility to fund acquisitions net of pay downs on the credit facility with proceeds from the dispositions, the Preferred Unit offerings and the $130,000 unsecured notes offerings. The adjustments also reflect $2,723 related to Series F, G and H Preferred Unit distributions.

                               AMB PROPERTY, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT UNIT DATA)


                                                                                                       2000
                                           OPERATING    1999 PROPERTY       1999          2000        PROPERTY               PRO
                                          PARTNERSHIP   ACQUISITIONS    DISPOSITIONS  DISPOSITIONS  ACQUISITIONS  OTHER     FORMA
                                              (1)            (2)            (3)         (4)             (5)        (6)       (7)
                                          ------------  -------------   -----------   ------------  --------------------  ---------
REVENUES
Rental revenues ......................    $    439,658     $ 29,497      $(69,789)    $(11,622)     $ 65,582    $     --  $ 453,326
Investment management and other
  Income .............................           8,525           --            --        6,715            --          --     15,240
                                          ------------     --------      --------     --------      --------    --------  ---------
  Total revenues .....................         448,183       29,497       (69,789)      (4,907)       65,582          --    468,566
                                          ------------     --------      --------     --------      --------    --------  ---------

OPERATING EXPENSES
Real estate taxes and property
     Operating expenses ..............         107,923        7,671       (19,125)      (3,586)       21,393      10,237    114,276
Interest expense .....................          88,681           --            --           --            --          --     98,918
Depreciation and amortization ........          67,505        4,204        (4,609)        (304)        9,511          --     76,307
General, administrative and
  other ..............................          25,223           --            --           --            --          --     25,223
                                          ------------     --------      --------     --------      --------    --------  ---------
         Total operating expenses ....         289,332       11,875       (23,734)      (3,890)       30,904      10,237    314,724
                                          ------------     --------      --------     --------      --------    --------  ---------
Income from operations before
     minority interests ..............         158,851       17,622       (46,055)      (1,017)       34,678     (10,237)   153,842
                                          ------------     --------      --------     --------      --------    --------  ---------
Minority interests' share of
     net income ......................         (19,614)          --            --           --            --      (8,915)   (28,529)
                                          ------------     --------      --------     --------      --------    --------  ---------
         Net income before gain from
           disposition of real
           estate and extraordinary
           items .....................         139,237       17,622       (46,055)      (1,017)       34,678     (19,152)   125,313
Series A preferred unit
  distributions ......................          (8,500)          --            --           --            --          --     (8,500)
Series B preferred unit
  distributions ......................          (5,608)          --            --           --            --          --     (5,608)
                                          ============     ========      ========     ========      ========    ========  =========
Net income available to general
  and limited partners before gain
  from Divestiture and extraordinary
    items ............................    $    125,129     $ 17,622      $(46,055)    $ (1,017)     $ 34,678    $(19,152) $ 111,205
                                          ============     ========      ========     ========      ========    ========  =========
Net income available to common
  unitholders:
  General partner                         $    118,873                                                                    $  105,745
  Limited partners                               6,256                                                                         5,460
                                          ------------                                                                    ----------
                                          $    125,129                                                                    $  111,205
                                          ============                                                                    ==========

Net income per common unit
  before gain from Divestiture
  and extraordinary items:
  Basic ..............................    $       1.38                                                                    $     1.21
                                          ============                                                                    ==========
  Diluted ............................    $       1.38                                                                    $     1.20
                                          ============                                                                    ==========

Weighted average common units
  outstanding:
  Basic ..............................      89,804,970                                                                    91,281,970
                                          ============                                                                    ==========
  Diluted ............................      90,104,947                                                                    91,581,947
                                          ============                                                                    ==========

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

          (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND UNIT DATA)

(1.) Reflects the condensed historical consolidated operations of AMB Property, L.P. (the "Operating Partnership") for the year ended December 31, 1999. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1999.

(2.) The following reflects the incremental effects of properties acquired during the year ended December 31, 1999 (the "1999 Property Acquisitions") based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership:

                                                                           REAL ESTATE
                                                                            TAXES AND         REVENUES IN
                                                                             PROPERTY          EXCESS OF
                                     ACQUISITION          RENTAL            OPERATING           CERTAIN
                                         DATE            REVENUES            EXPENSES          EXPENSES
                                     -----------        -----------        -----------        -----------
Columbia Business Center ........      2/01/99          $       150        $       (55)       $        95
Manekin Portfolio ...............      2/01/99                1,053               (376)               677
Technology Park II ..............      4/30/99                1,649               (304)             1,345
WOCAC Portfolio .................      5/26/99                4,432             (1,342)             3,090
Junction Industrial Park ........      6/23/99                1,493               (256)             1,237
Miami Airport Business Center ...      6/28/99                1,825               (617)             1,208
                                                        -----------        -----------        -----------
     Audited total ..............                            10,602             (2,950)             7,652
Shawnee Industrial ..............      3/26/99                  200                (32)               168
141 Campanelli Drive ............      5/21/99                   64                (10)                54
Sylvan Industrial ...............      6/30/99                  558                (80)               478
Wilmington Avenue Warehouse .....      8/11/99                  784               (115)               669
Pardee Drive ....................      8/26/99                  168                (79)                89
Murray Hill Parkway .............      9/15/99                  146                (41)               105
East Valley Warehouse ...........      9/29/99                    -                  -                  -
Pioneer Alburtis ................      9/29/99                  813               (182)               631
Williams & Burroughs ............      9/30/99                  865               (270)               595
Beltway Distribution Center .....      10/20/99               1,247               (229)             1,018
AMB O'Hare Center ...............      10/26/99               1,739               (780)               959
Willingham Drive ................      10/19/99                 109               (293)              (184)
Meadow Lane .....................      11/5/99                  431               (126)               305
Carson Industrial ...............      12/14/99               2,025               (350)             1,675
Los Nietos Business Center ......      12/22/99               1,179               (305)               874
Southfield Industrial ...........      12/7/99                6,026               (912)             5,114
Wood Dale Industrial ............      12/16/99               1,536               (626)               910
Murray Hill Parkway  ............      12/3/99                  523               (181)               342
Linden Industrial ...............      12/30/99                 483               (111)               372
                                                        -----------        -----------        -----------
                                                        $    29,497        $    (7,671)       $    21,826
                                                        ===========        ===========        ===========

The Operating Partnership purchased the 1999 Property Acquisitions with proceeds from the Divestiture (as defined below), borrowings on the unsecured credit facility, the assumption of mortgage indebtedness and the issuance of Operating Partnership units. The adjustments reflect additional interest expense related to borrowings on the unsecured credit facility and assumption of mortgage indebtedness related to the 1999 Property Acquisitions.

The East Valley Warehouse was vacant upon acquisition and is in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations related to this acquisition.

Also reflects the estimated incremental depreciation and amortization for the 1999 Property Acquisitions based on estimated useful lives of 40 years.

The Operating Partnership contributed the WOCAC Portfolio to AMB Institutional Alliance Fund I, L.P. (the "Alliance Fund I") on September 24, 1999. The Operating Partnership is projected to hold an approximate 20% general partnership interest therein upon final closing of the Alliance Fund I. The Operating Partnership consolidates the Alliance Fund I for financial reporting purposes. The Alliance Fund I obtained an $80,000 secured credit facility to acquire the WOCAC Portfolio from the Operating Partnership. The adjustments also reflect additional interest expense related to this secured credit facility. The Operating Partnership received approximately $100,000 from the Alliance Fund I for its contribution of the WOCAC Portfolio. The Operating Partnership used the $100,000 in proceeds to partially repay amounts outstanding under the unsecured credit facility. The adjustments also include a reduction of interest expense related to this transaction. Minority interest of $768 has been reflected in the accompanying pro forma statement of operations related to the WOCAC Portfolio.

(3.) On March 9, 1999, the Operating Partnership signed three definitive agreements with BPP Retail, LLC ("BPP Retail"), a co-investment entity between Burnham Pacific Properties ("BPP") and the California Public Employees' Retirement System ("CalPERS"), pursuant to which, if fully consummated, BPP Retail would have acquired up to 28 retail shopping centers from the Operating Partnership, totaling 5.1 million square feet, for an aggregate price of $663,400. The disposition of three of the properties was subject to the consent of one of the Operating Partnership's joint venture partners, which did not consent to the sale of these properties. As a result, the price with respect to the 25 remaining properties, totaling approximately 4.3 million square feet, was approximately $560,300. Pursuant to the agreements, BPP Retail acquired the 25 centers in three separate transactions (the "Divestiture"). Under the agreements, the Operating Partnership had the right to extend the closing dates for a period of up to either 20 or 50 days. The Operating Partnership exercised this right with respect to the first and second transactions, which closed on June 15, 1999 and August 4, 1999, respectively. Pursuant to the closing of the first transaction, BPP Retail acquired nine retail shopping centers, totaling approximately 1.4 million square feet, for an aggregate price of approximately $207,400. The Operating Partnership used the net proceeds from the first transaction to repay secured debt of $35,100 (including prepayment penalties of $3,300) related to the properties divested, to partially pay down $96,400 under the Operating Partnership's unsecured credit facility, and $72,200 for property acquisitions and for general corporate purposes. The first transaction resulted in an approximate gain of $11,600 and an approximate extraordinary loss of $1,500, consisting of prepayment penalties with an off-set for the write-off of debt premiums related to the indebtedness extinguished. On August 4, 1999, the second transaction with BPP Retail closed. Pursuant to the closing of the second transaction, BPP Retail acquired 12 of the Operating Partnership's retail shopping centers, totaling approximately 2.0 million square feet, for an aggregate price of $245,800. The Operating Partnership used the proceeds from the second transaction to repay secured debt of $23,600 (including prepayment penalties of $1,800) related to the properties divested, to partially pay down $111,700 under the Operating Partnership's unsecured credit facility, to pay $1,000 in transaction expenses, and $107,200 for potential property acquisitions and/or like-kind exchanges and for general corporate purposes. The second transaction resulted in an approximate gain of $21,500 and an extraordinary loss of approximately $1,300, consisting of prepayment penalties of approximately $1,800 offset by the write-off of approximately $500 in debt premiums related to the indebtedness extinguished. In addition, the Operating Partnership entered into a definitive agreement, subject to a financing condition, with BPP, pursuant to which, if fully consummated, BPP would have acquired up to six additional retail centers, totaling approximately 1.5 million square feet, for approximately $284,400. On June 30, 1999, this agreement was terminated pursuant to its terms as a result of BPP's decision not to waive the financing condition. The Operating Partnership closed the third transaction of the Divestiture on December 1, 1999. The Operating Partnership used the proceeds of approximately $107,100 from the third transaction to pay $1,000 in transaction expenses, and $106,100 for potential property acquisitions and/or like-kind exchanges and for general corporate purposes. The adjustments reflect the elimination of the real estate assets being divested in connection with the third transaction of the Divestiture. Of the pro forma balance in cash and cash equivalents, approximately $94,500 represents cash in escrow. The third transaction resulted in an estimated gain of approximately $12,000. The gain has been allocated among the Company and the limited partners based on their respective ownership of the Operating Partnership as of September 30, 1999, resulting in minority interest of $598.


Reflects the elimination of the historical revenues and expenses for the year ended December 31, 1999 related to the real estate assets divested in connection with the Divestiture. The interest expense adjustment consists of a reduction of interest related to the mortgage debt on the properties divested of $4,928 and interest related to the partial pay down of the unsecured credit facility with proceeds from the first and second transactions related to the Divestiture of $6,075.

(4.) Reflects the elimination of the historical revenues and expenses for 1999 related to the 2000 dispositions.

(5.) The following reflects the historical operations for 2000 related to the 2000 Property Acquisitions:

                                                                   REAL ESTATE
                                                                    TAXES AND      REVENUES IN
                                                                     PROPERTY       EXCESS OF
                                     ACQUISITION     RENTAL         OPERATING        CERTAIN
                                         DATE       REVENUES         EXPENSES       EXPENSES
                                     -----------   -----------     -----------     -----------
J.A. Green Portfolio ............       6/7/00     $     8,742    $     3,737     $     5,005
Magnum Realty Corp. .............       6/7/00           1,505            751             754
Beacon Centre  ..................       9/1/00          21,613          7,056          14,557
AFCO Portfolio  .................      11/7/00           2,618            849           1,769
AFCO Investors Portfolio ........      11/7/00           1,025            315             710
AFCO Cargo I  ...................      11/7/00           9,453          4,200           5,253
West Pac Portfolio ..............      11/7/00           2,626          1,487           1,139
                                                    ----------     -----------     -----------
     Audited total ..............                       47,582         18,395          29,187

AMB MeadowLands Industrial Park..      5/12/00           2,340            194           2,146
Gateway 58 ......................      6/23/00           1,917            358           1,559
Bennington Corp. Center .........      5/10/00           1,590            242           1,348
Van Nuys Distribution ...........      3/17/00              --             --              --
Chartwell Distribution...........       5/4/00           1,137            189             948
Doolittle Distribution...........       1/7/00           1,191            199             992
Normandie Industrial  ...........      4/25/00           1,028            150             878
Del Amo Industrial Center .......      9/29/00           2,040            168           1,872
DFW Airfreight ..................       6/1/00           3,144            817           2,328
JFK Airport Park ................      5/12/00           1,121            246             875
Atlantic Distribution Center.....      9/28/00             744            120             624
Newark Airport I & II ...........       1/7/00             833            181             652
Meadowslands Cross Dock I .......      3/22/00             622            130             492
Seattle Airport Industrial.......      8/10/00             293              5             288
                                                    -----------    -----------    -----------
                                                    $    65,582    $    21,393    $    44,189
                                                    ===========    ===========    ===========

The Operating Partnership purchased the 2000 Property Acquisitions with proceeds from the dispositions, the issuance of preferred units, borrowings on the unsecured credit facility, the unsecured notes offerings and the assumption of mortgage indebtedness.

Also reflects the estimated incremental depreciation and amortization for the 2000 Property Acquisitions based on estimated useful lives of 40 years.

(6.) In May 1999, AMB Property II, L.P., a partnership in which a wholly owned subsidiary of the Company owns an approximate 1% general partnership interest and the Operating Partnership owns an approximate 99% common limited partnership interest, issued and sold 1,595,337 units of 7.75% Series D Cumulative Redeemable Preferred Units at a price of $50.00 per unit (the "Series D Preferred Units") in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $3.875 per annum. The Series D Preferred Units are redeemable by AMB Property II, L.P. on or after May 5, 2004, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series D Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series D Preferred Stock. The Operating Partnership used the funds to partially repay borrowings under the unsecured credit facility.

In August 1999, AMB Property II, L.P. issued and sold 220,440 units of 7.75% Series E Cumulative Redeemable Preferred Units at a price of $50.00 per unit (the "Series E Preferred Units") in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $3.875 per annum. The Series E Preferred Units are redeemable by AMB Property II, L.P. on or after August 31, 2004, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series E Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series E Preference Stock. The Operating Partnership used the funds to partially repay amounts outstanding under the unsecured credit facility and for general corporate purposes.

As discussed in Note 2 to the Operating Partnership's unaudited pro forma statement of operations for the nine months ended September 30, 2000, AMB Property II, L.P. issued Series F, G and H Cumulative Redeemable Preferred Limited Partnership Units during 2000.

The adjustments reflect an adjustment to interest expense related to borrowings on the credit facility to fund acquisitions net of pay downs on the credit facility with proceeds from the preferred offerings, the dispositions, the preferred unit offerings, and the $130,000 unsecured notes offerings. The adjustments also reflect $7,835 related to Series D, E, F, G and H Preferred Unit Distributions.

(7.) The pro forma taxable income of the Operating Partnership's for the year ended December 31, 1999 is approximately $94,000.

During December 1999, the Company repurchased approximately 1.4 million shares of its common stock. The share repurchases are reflected in the number of pro forma units outstanding.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMB Property, L.P.
                                         (Registrant)

                                   By: AMB Property Corporation,
                                       its general partner

Date:  December 14, 2000           By: /s/ MICHAEL A COKE
                                      ------------------------------------------
                                       Michael A. Coke
                                       Chief Financial Officer
                                       and Executive Vice President
                                       (Duly Authorized Officer and Principal
                                       Financial and Accounting Officer